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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

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                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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                        MAY 24, 2006 (MAY 23, 2006)
              Date of Report (Date of Earliest Event Reported)

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                         ALERIS INTERNATIONAL, INC.
           (Exact name of registrant as specified in its charter)

     DELAWARE                       1-7170                       75-2008280
 (State or other           (Commission File Number)           (I.R.S. Employer
 jurisdiction of                                            Identification No.)
 incorporation or
  organization)

        25825 SCIENCE PARK DRIVE, SUITE 400               44122
                  BEACHWOOD, OHIO                       (Zip Code)
     (Address of principal executive offices)

     Registrant's telephone number, including area code: (216) 910-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

DEFINITIVE AGREEMENT

     Aleris International, Inc. (the "Company") entered into definitive purchase agreements to acquire the $1.8 billion revenue downstream aluminum business of Corus Group plc ("Corus").

     The transaction will include Corus's aluminum rolling and extrusion businesses but will not include Corus's primary aluminum smelters. Aggregate net cash consideration for the acquisition will be approximately 700 million euro, excluding the assumption of approximately 28 million euro of debt as well as certain other liabilities.

     The transaction includes two agreements, one for the purchase of Corus's European and Chinese legal entities and the other for the purchase of Corus's Canadian legal entitities. With respect to the European and Chinese agreement, the Company entered into a definitive share purchase agreement (the "Share Purchase Agreement") with Corus to purchase all of the capital stock of Corus Hylite BV, Corus Aluminium Rolled Products BV, Corus Aluminium NV, Corus Aluminium GmbH, Corus Aluminium Corporation and Hoogovens Aluminium Europe Inc. and their respective subsidiaries (the "Corus Entities").

     The Corus Entities made customary representations, warranties and covenants in the Share Purchase Agreement, including, among others, covenants (i) to conduct their business in the ordinary course consistent with past practice during the interim period between the execution of the Share Purchase Agreement and consummation of the transaction, and (ii) not to engage in certain transactions during such period. Aleris has made customary representations, warranties and covenants in the Share Purchase Agreement. Consummation of the Corus Acquisition is subject to customary conditions, including (i) clearance by the European Commission, (ii) expiration or termination of the applicable Hart-Scott-Rodino waiting period, (iii) delivery of audited financial statements by Corus, and (iv) the absence of any material adverse effect on the Corus Entities. If the transaction is not consummated on or before October 31, 2006, the Share Purchase Agreement may be terminated by either party unless otherwise waived in accordance with the terms of the Share Purchase Agreement.

     With respect to the Canadian agreement, Aleris also entered into a definitive securities purchase agreement (the "Canadian Securities Purchase Agreement") with Corus and Societe generale de financement du Quebec to purchase limited partnership interests of Corus and Societe generale de financement du Quebec in Corus LP and the shares which they respectively hold in Corus Aluminium Inc., Corus LP's general partner, for a net cash consideration of approximately (euro)61 million, subject to adjustment (the "Canadian Acquisition"). Completion of the Canadian Acquisition is subject to customary closing conditions, including regulatory approvals in Canada and the United States. The Canadian Acquisition Agreement will terminate on October 31, 2006 if the transaction has not been consummated.

     The foregoing descriptions of the Share Purchase Agreement and the Canadian Securities Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the Share Purchase Agreement and Canadian Securities Purchase Agreement, copies of which are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 1.01.

ITEM 7.01.  REGULATION FD DISCLOSURE

     On May 24, 2006, Aleris issued a press release regarding the Share Purchase Agreement and Canadian Securities Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.3.

     The information contained in this Current Report on Form 8-K and on
Exhibit 99.3 contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements contained in this report and on such exhibit that are not historical in nature are considered to be forward-looking statements. They include statements regarding our expectations, hopes, beliefs, estimates, intentions or strategies regarding the future. These include statements that contain words such as "believe", "expect", " anticipate", "intend", "estimate", "should", and similar expressions intended to connote future events and circumstances, and include statements regarding future earnings and earnings per share, future improvements in margins, processing volumes and pricing, improvements in internal controls, future effects of derivatives accounting, anticipated continuation of strengthened U.S. and worldwide industrial activity, expected cost savings, and anticipated synergies resulting from the acquisitions of Corus.

     Investors are cautioned that all forward-looking statements involve risks and uncertainties, and that actual results could differ materially from those described in the forward-looking statements. These risks and uncertainties would include, without limitation, our ability to effectively integrate the business and operations of Corus; slowdowns in automotive production in the U.S. and Europe; the financial condition of our customers and future bankruptcies and defaults by our major customers; the availability at favorable cost of aluminum scrap and other metal supplies that we process; our ability to enter into effective metals, natural gas and other commodity derivatives; future natural gas and other fuel costs; a weakening in industrial demand resulting from a decline in economic conditions, including any decline caused by terrorist activities or other unanticipated events; future utilized capacity of our various facilities; restrictions on and future levels and timing of capital expenditures; retention of major customers; the timing and amounts of collections; the future mix of product sales vs. tolling business; currency exchange fluctuations; future write-downs or impairment charges which may be required because of the occurrence of uncertainties listed above; and other risks listed in our filings with the Securities and Exchange Commission, including but not limited to our annual report on Form 10-K for the year ended December 31, 2005 and our quarterly report on Form 10-Q for the quarter ended March 31, 2006, particularly the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained therein.

     The forward-looking statements contained in this report and on such exhibit are made only as of the date hereof. We do not assume any obligation to update any of these forward-looking statements.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.    DESCRIPTION

99.1 Share Purchase Agreement, dated May 23, 2006, between Aleris International, Inc. and Corus Group plc to purchase all of the share capital of Hylite BV, Corus Aluminium Rolled Products BV, Corus Aluminium NV, Corus Aluminium GmbH, Corus Aluminium Corporation and Hoogovens Aluminium Europe Inc. and their respective subsidiaries. Filed without schedules.

99.2 Securities Purchase Agreement, dated May 23, 2006, by and among Aleris International, Inc., Corus Group plc and Societe generale de financement du Quebec to purchase the limited partnership interests in Corus LP from Corus Group plc and Societe generale de financement du Quebec and the shares which they respectively hold in Corus Aluminium Inc., Corus LP's general partner. Filed without schedules.

99.3           Aleris Press Release dated May 24, 2006.


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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  May 24, 2006


                                        ALERIS INTERNATIONAL, INC.


                                        By: /s/ Michael D. Friday
                                           -------------------------------------
                                           Michael D. Friday
                                           Executive Vice President and Chief
                                           Financial Officer


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                             INDEX TO EXHIBITS

EXHIBIT NO.    DESCRIPTION

99.1 Share Purchase Agreement, dated May 23, 2006, between Aleris International, Inc. and Corus Group plc to purchase all of the share capital of Hylite BV, Corus Aluminium Rolled Products BV, Corus Aluminium NV, Corus Aluminium GmbH, Corus Aluminium Corporation and Hoogovens Aluminium Europe Inc. and their respective subsidiaries. Filed without schedules.

99.2 Securities Purchase Agreement, dated May 23, 2006, by and among Aleris International, Inc., Corus Group plc and Societe generale de financement du Quebec to purchase the limited partnership interests in Corus LP from Corus Group plc and Societe generale de financement du Quebec and the shares which they respectively hold in Corus Aluminium Inc., Corus LP's general partner. Filed without schedules.

99.3           Aleris Press Release dated May 24, 2006.